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                    SMITH BARNEY MULTIPLE DISCIPLINE FUNDS
                         ALL CAP GROWTH AND VALUE FUND
                     GLOBAL ALL CAP GROWTH AND VALUE FUND
                        LARGE CAP GROWTH AND VALUE FUND

                        SUPPLEMENT DATED MARCH 5, 2004
                                 TO PROSPECTUS
                            DATED AUGUST 28, 2003,
                          AS REVISED JANUARY 21, 2004

  The following information supersedes certain information in the Prospectus with respect to the portfolio managers of Global All Cap Growth and Value Fund (the "fund").

Portfolio Managers

Coordinating portfolio managers

  Roger Paradiso, investment officer of Smith Barney Fund Management LLC (the "Manager") and managing director of Citigroup Global Markets Inc. ("CGM"), is the coordinating portfolio manager of the fund. Kirstin Mobyed, investment officer of the Manager and director of CGM, is the co-coordinating portfolio manager of the fund.

  Mr. Paradiso has been with CGM or its predecessor firms since 1988. He became a portfolio manager of Smith Barney Asset Management Large Capitalization Growth portfolios in 1995 and of Small/Mid Capitalization portfolios in 1996. This led to the development of the Multiple Discipline investment process in 1997.

  Ms. Mobyed has been with CGM or its predecessor firms since 1992. She served as an analyst from 1994 through 2001 and has served as a private client manager in the Private Portfolio Group since 2001.

Segment managers

  Alan J. Blake, investment officer of the Manager and managing director of CGM, is the segment manager responsible for the fund's Large Cap Growth segment. He has been responsible for this segment since the fund's inception. Mr. Blake has more than 23 years of securities business experience.

  John B. Cunningham, CFA, investment officer of the Manager and managing director of CGM and Salomon Brothers Asset Management Inc, both affiliates of the Manager, manages the fund's Large Cap Value segment. He has been responsible for this segment since January 2004. Mr. Cunningham has more than 14 years of financial business experience.

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  Richard Freeman, investment officer of the Manager and managing director of
CGM, manages the fund's Multi-Cap Growth segment. He has been responsible for this segment since January 2004. Mr. Freeman has more than 27 years of securities business experience.

  Jeffrey Russell, CFA, investment officer of the Manager and managing director of CGM, manages the fund's International-ADR segment. He has been responsible for this segment since the fund's inception. Mr. Russell has 21 years of securities business experience.

  The following information supplements certain information in the Average Annual Total Return table of All Cap Growth and Value Fund:

Performance Benchmark

  Effective January 21, 2004, the All Cap Growth and Value Fund compares its performance to the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As a result of the changes to the fund's investment policies and strategies, this benchmark more accurately reflects the universe of stocks available to the fund than the fund's previous benchmarks, the Russell 1000 Growth Index, the Russell 2000 Growth Index and the S&P Mid Cap 400 Index.

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